Exhibit 10.39

EXECUTION VERSION

Certain identified information marked with “[***]” has been omitted from this document because it is both (i) not material and (ii) the type that the registrant treats as private or confidential.

AMENDMENT NO. 1 TO UNIT ISSUANCE AGREEMENT

THIS AMENDMENT NO. 1 (this “Amendment”), effective as of December 31, 2021 (the “Effective Date”), is to that certain UNIT ISSUANCE AGREEMENT, dated as of June 22, 2021 (the “Issuance Agreement”), by and among Mondee Holdings, LLC, a Delaware limited liability company (the “Company”) and the lenders listed on Exhibit A attached to the Issuance Agreement (each a “Lender” and together the “Lenders”). All capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Issuance Agreement.

WHEREAS, the parties to the Issuance Agreement desire to amend the Issuance Agreement to reflect certain changes.

NOW, THEREFORE, in consideration of the mutual promises and conditions set forth herein, parties hereto hereby agree as follows:

1.Amendment to the Issuance Agreement.

a.Section 1(b) of the Issuance Agreement is hereby amended and restated in its entirety to read as follows:

“(b) Transaction Units. In the event that the Company has not consummated a Transaction on or prior to the Transaction Trigger Date, then, on the next day following the Transaction Trigger Date the Company shall issue to each Lender the number of Transaction Units set forth opposite its name on Exhibit A.”

b.Each reference to “the Agreement” in the Issuance Agreement shall be interpreted as “the Agreement, as amended”.

c.The definition of the term “Transaction Trigger Date” as set forth in Section 1(e) of the Issuance Agreement is hereby amended and restated in its entirety to read as follows:

“Transaction Trigger Date” means June 30, 2022.

d.“Exhibit A” to the Issuance Agreement is hereby amended and restated by deleting such exhibit in its entirety and replacing such exhibit with the “Exhibit A” attached hereto.

2.Counterparts. This Amendment may be executed in counterparts (including facsimile and electronic transmission counterparts), all of which shall be considered one and the same instrument and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other party.

3.Ratification of the Issuance Agreement. Except as otherwise expressly provided herein, all of the terms and conditions of the Issuance Agreement are hereby ratified and shall remain unchanged and continue in full force and effect.

4.Applicable Law. This Amendment and all disputes or controversies arising out of or relating to this Agreement or the transactions contemplated hereby shall be governed by, and construed in accordance with, the internal laws of the State of Delaware (including in respect of the statute of limitations or other limitations period applicable to any such dispute or controversy), without regard to the laws of any other jurisdiction that might be applied because of the conflicts of laws principles of the State of Delaware.

[The remainder of this page intentionally left blank.]

2

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed as of the date first written above.

COMPANY:

MONDEE HOLDINGS, LLC
By:	/s/ Prasad Gundumogula
	Name:	Prasad Gundumogula
	Title:	CEO

[Amendment to Unit Issuance Agreement]

LENDERS:

WEST VIRGINIA DIRECT LENDING LLC

By: TCW Asset Management Company LLC, its Investment Advisor

By:	/s/ Suzanne Grosso
	Name:	Suzanne Grosso
	Title:	Managing Director

TCW SKYLINE LENDING LP

By: TCW Asset Management Company LLC, its Investment Advisor

By:	/s/ Suzanne Grosso
	Name:	Suzanne Grosso
	Title:	Managing Director

NJ/TCW DIRECT LENDING LLC

By: TCW Asset Management Company LLC, its Investment Advisor

By:	/s/ Suzanne Grosso
	Name:	Suzanne Grosso
	Title:	Managing Director

[Amendment to Unit Issuance Agreement]

TCW BRAZOS FUND LLC

By: TCW Asset Management Company LLC, its Investment Advisor

By:	/s/ Suzanne Grosso
	Name:	Suzanne Grosso
	Title:	Managing Director

TCW DIRECT LENDING VII LLC

By: TCW Asset Management Company LLC, its Investment Advisor

By:	/s/ Suzanne Grosso
	Name:	Suzanne Grosso
	Title:	Managing Director

TCW DIRECT LENDING STRUCTURED SOLUTIONS 2019 LLC

By: TCW Asset Management Company LLC, its Investment Manager

By:	/s/ Suzanne Grosso
	Name:	Suzanne Grosso
	Title:	Managing Director

[Amendment to Unit Issuance Agreement]

US SPECIALTY INSURANCE COMPANY

By: TCW Asset Management Company LLC Its: Investment Manager and Attorney-in-Fact

By:	/s/ Suzanne Grosso
	Name:	Suzanne Grosso
	Title:	Managing Director

SAFETY NATIONAL CASUALTY CORP

By: TCW Asset Management Company LLC Its: Investment Manager and Attorney-in-Fact

By:	/s/ Suzanne Grosso
	Name:	Suzanne Grosso
	Title:	Managing Director

RELIANCE STANDARD LIFE INSURANCE COMPANY

By: TCW Asset Management Company LLC Its: Investment Manager and Attorney-in-Fact

By:	/s/ Suzanne Grosso
	Name:	Suzanne Grosso
	Title:	Managing Director

[Amendment to Unit Issuance Agreement]

NORTH HAVEN CREDIT PARTNERS III L.P.

By: MS Credit Partners III GP L.P., its general partner

By: MS Credit Partners III GP Inc., its general partner

By:	/s/ William Gassman
	Name:	William Gassman
	Title:	Executive Director

[Amendment to Unit Issuance Agreement]

EXHIBIT A

Schedule of Lenders

Name and Address	LOI Units	Transaction Units	Pro Rata
West Virginia Direct Lending LLC c/o TCW Asset Management Company LLC 1251 Avenue of the Americas, Suite 4700 New York, New York 10020 Attn: Ryan Carroll Email: [***]	[***]	[***]	[***]
TCW Skyline Lending LP c/o TCW Asset Management Company LLC 1251 Avenue of the Americas, Suite 4700 New York, New York 10020 Attn: Ryan Carroll Email: [***]	[***]	[***]	[***]
NJ/TCW Direct Lending LLC c/o TCW Asset Management Company LLC 1251 Avenue of the Americas, Suite 4700 New York, New York 10020 Attn: Ryan Carroll Email: [***]	[***]	[***]	[***]
TCW Brazos Fund LLC c/o TCW Asset Management Company LLC 1251 Avenue of the Americas, Suite 4700 New York, New York 10020 Attn: Ryan Carroll Email: [***]	[***]	[***]	[***]
TCW Direct Lending VII LLC c/o TCW Asset Management Company LLC 1251 Avenue of the Americas, Suite 4700 New York, New York 10020 Attn: Ryan Carroll Email: [***]	[***]	[***]	[***]

Name and Address	LOI Units	Transaction Units	Pro Rata
TCW Direct Lending Structured Solutions 2019 LLC c/o TCW Asset Management Company LLC 1251 Avenue of the Americas, Suite 4700 New York, New York 10020 Attn: Ryan Carroll Email: [***]	[***]	[***]	[***]
Safety National Casualty Corp c/o TCW Asset Management Company LLC 1251 Avenue of the Americas, Suite 4700 New York, New York 10020 Attn: Ryan Carroll Email:[***]	[***]	[***]	[***]
Reliance Standard Life Insurance Company c/o TCW Asset Management Company LLC 1251 Avenue of the Americas, Suite 4700 New York, New York 10020 Attn: Ryan Carroll Email: [***]	[***]	[***]	[***]
North Haven Credit Partners III L.P. 1585 Broadway, 39th Floor New York, NY 10036 Attn: Debra Abramovitz and William Gassman Debra Abramovitz: [***] William Gassman: [***]	[***]	[***]	[***]
TOTAL:	300,000	3,600,000	100.00%

9